UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 18, 2016 (August 16, 2016)
 ______________________________________________________________
TerraForm Global, Inc.
(Exact name of registrant as specified in its charter)
 ______________________________________________________________

Delaware	001-37528	47-1919173
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

7550 Wisconsin Avenue, 9th Floor, Bethesda, Maryland 20814
(Address of principal executive offices, including zip code)

(240) 762-7700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 16, 2016, TerraForm Global, Inc. (the “Company”) received a notification letter from a Director of Nasdaq Listing Qualifications (the “Notification Letter”). The Notification Letter stated that because the Company has not yet filed its Form 10-Q for the quarter ended June 30, 2016 (the “2Q2016 10-Q”), the Company is not in compliance with Nasdaq Listing Rule 5250(c)(1), which requires timely filing of periodic reports with the Securities and Exchange Commission.

As previously disclosed, on May 27, 2016 the Company submitted a plan to Nasdaq as to its plan to regain compliance with Nasdaq’s continued listing requirements (the “Compliance Plan”). On June 10, 2016, Nasdaq granted the Company an exception until September 26, 2016 to regain compliance with Nasdaq Listing Rule 5250(c)(1) by submitting its Form 10-K for the year ended December 31, 2015 and its Form 10-Q for the quarter ended March 31, 2016, as well as all subsequent required periodic financial reports that are due within that period.

The Notification Letter stated that, as a result of the Company’s additional delinquency, the Company has until August 31, 2016 to submit an update to the Compliance Plan describing how it plans to regain compliance with Nasdaq’s continued listing requirements, including the filing of the 2Q2016 10-Q, and indicating the progress the Company has made toward implementing the Compliance Plan. The Company intends to submit an update to Nasdaq on or prior to that date. The Notification Letter has no immediate effect on the listing of the Company’s common stock on the Nasdaq Global Select Market.

Item 7.01 Regulation FD Disclosure.

On August 18, 2016, the Company issued a press release announcing the receipt of the notification letter. A copy of the press release is furnished as Exhibit 99.1 to this Report.

In accordance with General Instruction B.2 of Form 8-K, the press release is deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Cautionary Note Regarding Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. These statements involve estimates, expectations, projections, goals, assumptions, known and unknown risks, and uncertainties and typically include words or variations of words such as “expect,” “anticipate,” “believe,” “intend,” “plan,” “seek,” “estimate,” “predict,” “project,” “goal,” “guidance,” “outlook,” “objective,” “forecast,” “target,” “potential,” “continue,” “would,” “will,” “should,” “could,” or “may” or other comparable terms and phrases. All statements that address operating performance, events, or developments that the Company expects or anticipates will occur in the future are forward-looking statements, including statements that address the plans or intentions of the Company. Although the Company believes its respective expectations and assumptions are reasonable, it can give no assurance that these expectations and assumptions will prove to have been correct and actual results may vary materially.

By their nature, forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Factors that might cause such differences include, but are not limited to, developments with respect to the Company’s delayed filings of its Form 10-K for the fiscal year ended December 31, 2015 and delayed Form 10-Q filings with respect to the first and second quarters of 2016; our relationship with SunEdison, Inc. (“SunEdison”), including SunEdison’s bankruptcy filings and our reliance on SunEdison to perform under material intercompany agreements and to provide management and accounting services, project level operation and maintenance and asset management services, to maintain critical information technology and accounting systems and to provide our employees; departure of some or all of SunEdison’s employees that are dedicated to the Company; and our ability to operate our business efficiently, to operate and maintain our information technology, technical, accounting and generation monitoring systems, to manage and complete governmental filings on a timely basis, and to manage our capital expenditures. Many of these factors are beyond the Company’s control.

The Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions, factors, or expectations, new information, data, or methods, future events, or other changes, except as required by law. The foregoing list of factors that might cause results to differ materially from those contemplated in the forward-looking statements should be considered in connection with information regarding risks and uncertainties which are described in the Company’s Prospectus, dated July 31, 2015, and Forms 10-Q with respect to the second and third quarters of 2015, as well as additional factors it may describe from time to time in other filings with the Securities and Exchange Commission or incorporated herein. You should understand that it is not possible to predict or identify all such factors and, consequently, you should not consider any such list to be a complete set of all potential risks or uncertainties.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1*	Press release dated August 18, 2016
* Document furnished herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRAFORM GLOBAL, INC.

		By:	/s/ Yana Kravtsova
Date:	August 18, 2016	Name:	Yana Kravtsova
		Title	Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
99.1*	Press release dated August 18, 2016
* Document furnished herewith